EXHIBIT 10.9




                                FUNDING AGREEMENT



         This Funding Agreement (the "Agreement") is dated as of February 18, 1998 among Country Star Restaurants, Inc., a Delaware corporation, with an office at 4929 Wilshire Boulevard, Suite 428, Los Angeles, California 90010 ("Borrower") and Roy B. Rubin, M.D., P.C., M.P.P.P., 9 Amherst Place, Woodland, California 95695 ("Lender").

         WHEREAS, Borrower has previously entered into a Loan and Security Agreement dated as of February 12, 1997 among Borrower, Cameron Capital Ltd. ("Cameron") as agent for Lenders under the Loan and Security Agreement and other lenders to Borrower from time to time hereafter;

         WHEREAS, Cameron has previously assigned its rights as agent under the Loan and Security Agreement to Dan J. Rubin ("Agent") pursuant to that certain Purchase and Assignment Agreement and Agency and Intercreditor Agreement, both dated as of February 12, 1997, among Cameron, Borrower and Agent;

         WHEREAS, Lender desires to make an advance to Borrower pursuant to and in accordance with the terms and conditions of the Loan and Security Agreement as modified by this Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. LINE OF CREDIT ADVANCE. Lender hereby agrees to make, and Borrower hereby agrees to accept, a line of credit advance in the amount of $1,300,000 (the "Advance") to be made by Lender to Borrower

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                 on February 18, 1998 by wire transfer of immediately available funds from Lender to Borrower. The Advance from Lender to Borrower shall for all purposes be treated as a "Line of Credit Loan" within the meaning of Section 2.2 of the Loan and Security Agreement, except as otherwise provided herein. Lender hereby consents to being bound by and subject to the Loan and Security Agreement as a "lender" thereunder.

         2. WARRANTS. Pursuant to the terms of the Loan and Security Agreement, Borrower hereby issues to Lender a warrant to acquire 43,333 of its shares of Common Stock for an exercise price of $6.25, and subject to all of the other terms and conditions of the Warrant Agreement annexed hereto as Exhibit A.

         3. WAIVER OF WAITING PERIOD FOR CONVERSION. Notwithstanding anything to the contrary set forth in the Loan and Security Agreement, Lender may convert all or a portion of the principal amount of the Advance and interest thereon into Common Stock of the Company, in accordance with the terms and conditions of the Loan and Security Agreement and the Convertible Note annexed hereto as Exhibit B, issued by Borrower to Lender to evidence payment terms of the Advance.

         4.           CHANGE OF CONTROL. Notwithstanding anything

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                 to the contrary in the Loan and Security Agreement, the entire amount of indebtedness owed by Borrower to Lender, including all accrued interest and penalties thereon, shall be immediately due and payable without notice or any other condition in the event of a "change of control" of Borrower. For the purposes of this paragraph, a change of control shall include any merger or consolidation of Borrower, any sale of all or substantially all of the assets of Borrower, or any change in the majority of the members of the Board of Directors then serving Borrower, unless Lender approves in writing of such change within three (3) days after such change has occurred.

         5. MISCELLANEOUS. Except as specifically provided herein, the terms of the Advance to Borrower shall be governed by the Loan and Security Agreement and the Convertible Note issued to Lender.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and date first above written.


                                              COUNTRY STAR RESTAURANTS, INC.



                                              By: /s/ DAN J. RUBIN
                                                --------------------------------
                                                      Dan J. Rubin, President




                                              ROY B. RUBIN, M.D., P.C., M.P.P.P.



                                              By:  /s/ ROY B. RUBIN
                                                --------------------------------
                                                       Roy B. Rubin, Trustee

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